Cincinnati Bell Third Quarter 2013 Results November 7, 2013

2 Today’s Agenda 2 Highlights & Strategic Investments Ted Torbeck, President & Chief Executive Officer Segment Results & Financial Overview Leigh Fox, Chief Financial Officer Question & Answer

3 Safe Harbor 3 This presentation and the documents incorporated by reference herein contain forward- looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward- looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 Non GAAP Financial Measures 4 This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Ted Torbeck President & Chief Executive Officer

6 6 Third Quarter Highlights Revenue from strategic products increased 18% compared to Q3 2012  Fioptics subscribers up 36% year-over-year  Strategic business revenue up 9% compared to prior year Increased full-year Adjusted EBITDA Guidance range to $400 - $410 million  Strong Adjusted EBITDA of $103 million in the quarter Successfully completed refinancing activities  Expect interest savings of approximately $20 million in 2014

7 226 261 156 179 376 341 183 152 YTD Q3 2012 YTD Q3 2013 Year-to-Date Comparison* 79 93 53 59 122 110 59 49 Q3 2012 Q3 2013 Q3 Comparison* 7 Revenue Trends  Revenues continue to stabilize as growth in strategic revenues mitigates the decline from Wireless and other legacy products  Integration revenues remain vital to sustaining customer relationships and the continued growth of strategic revenue $941 $933 $313 $311 * Revenue results are presented net of intercompany and exclude the results of CyrusOne ($ in millions)

8 18 28 53 46 Q3 2012 Q3 2013 Strategic Legacy 8 Consumer Market Growth Consumer Revenues*  Fioptics revenue was $26 million for Q3 2013, up 48% from prior year  Fioptics now passes 258k addresses in Greater Cincinnati  400k homes able to upgrade internet speeds to 10 meg or more, up from 315k in the prior year  High-speed internet subs totaled 266k, up 6k from prior year ‒ Approximately 35% of consumer subscribers choose a product that provides 10 meg or more $71 $74 ($ in millions) * Excludes revenue from wireless and integration services

9 51 70 52 74 38 50 Q3 2012 Q3 2013 Total Fioptics Subscribers Ent. Subs Internet Subs Voice Subs  Fioptics subscribers increased by over 35% compared to Q3 2012 ‒ 70K entertainment subs; added 6,500 in Q3, representing a record quarter for net adds ‒ 74K internet subs; added 7,500 in Q3, representing a record quarter for net adds  Total Fioptics penetration remained strong at 29% despite increased construction  Fioptics consumer monthly ARPU improved to $139, up from $131 in Q3 2012  Entertainment churn was 3.1% in the quarter ‒ Single-family churn was 2.3% ‒ Apartment churn was 6.6% 9 Fioptics Highlights (in thousands)

10 61 65 69 64 Q3 2012 Q3 2013 Strategic Legacy 10 Business and Carrier Markets Revenue Strategic and Legacy Revenue*  Strategic revenue increased 9% over prior year  Provide cell site backhaul services to more than 70% of the ~ 1,100 cell sites in Cincinnati  We have 4,100 buildings lit with fiber, more than 5x our closest competitor  Fiber network now spans approximately 5,500 route miles * Excludes revenue from wireless, hardware sales and other integration services $130 $129 ($ in millions)

Leigh Fox Chief Financial Officer

12 182 181 60 49 78 88 (7) (7) Q3 2012 Q3 2013 84 83 21 14 6 7 (11) (1) Q3 2012 Q3 2013 12 Third Quarter Financial Summary (excluding CyrusOne) Revenue Adjusted EBITDA  Total revenue of $311 million in the quarter, down $2 million from the prior year  Strong Adjusted EBITDA of $103 million in the quarter - Corporate was improved $10 million from the year primarily due to mark-to-market adjustments - Wireless Adjusted EBITDA was down $7 million from prior year  Net income for the quarter totaled $9 million and resulted in EPS of $0.03 ($ in millions) $313 $311 $100 $103 Wireline Wireless IT Services & Hardware Corporate Eliminations

13 $53 $126 $84 Revenue EBITDA Q3 2012 $66 $113 $83 Revenue EBITDA Q3 2013  Growth in strategic revenue offset decline from legacy copper-based products ‒ Revenue from Fioptics totaled $26 million, up 48% from prior year ‒ Strategic revenue from business customers totaled $38 million, up 11% from prior year  Adjusted EBITDA Margin remained strong at 45%  Access line loss in Q3 2013 controlled at 7.6% 13 ($ in millions) Wireline Revenue and Adjusted EBITDA $182 $181 * Integration revenue totaled $3 million in Q3 2012 and $2 million in Q3 2013 Integration Revenue* Strategic Legacy

14 $60 $49 $21 $14 14 Wireless Revenue & Adjusted EBITDA ($ in millions)  Postpaid revenue decreased by 21% from Q3 2012 ‒ Year-over-year subscriber loss of 23% ‒ Postpaid ARPU of $52.18, up $0.84 from Q3 2012 ‒ Churn was 2.6% for the quarter  Prepaid revenue decreased by 9% from Q3 2012 ‒ Prepaid ARPU of $25.49, down 10% from Q3 2012 ‒ Churn was 5.9% for the quarter, improved from 6.5% in Q3 2012  Continued cost containment resulted in 29% Adjusted EBITDA margin Revenue EBITDA Revenue EBITDA Q3 2012 Q3 2013

15 $31 $57 $7 Revenue EBITDA Q3 2013 15 IT Services & Hardware Revenue and Adjusted EBITDA ($ in millions)  Strong revenue of $88 million in Q3 2013 ‒ Telecom & IT Equipment revenue of $56 million was up 14% compared to Q3 2012 ‒ Revenue from Managed and Professional Services of $31 million was up 9% compared to Q3 2012  Adjusted EBITDA and EBITDA margin of $7 million and 8%, respectively, during the quarter; comparable to the prior year. $28 $50 $6 Revenue EBITDA Q3 2012 $78 $88 Strategic Revenue Integration Revenue

16 16 CyrusOne Investment  2013 revenue and Adjusted EBITDA guidance were largely unchanged  Debt leverage as adjusted for CONE investment is 3.4x, in line with prior quarter  Key considerations for monetization: ‒ Retaining upside appreciation potential for a portion of the investment ‒ Taking risk “off the table” with a portion of the investment ‒ CBB’s NOLs of approx. $1.0 billion will be used to offset gains from monetization * Adjusted EBITDA is defined as net (loss) income before noncontrolling interests as defined by U.S. GAAP plus interest expense, other income, income tax (benefit) expense, depreciation and amortization, restructuring charges, legal claim costs, transaction costs and transaction-related compensation, including acquisition pursuit costs, loss on sale of receivables to affiliate, non-cash compensation, (gain) loss on extinguishment of debt, asset impairments, (gain) loss on sale of real estate improvements, and other special items. Q3 2013 Q3 2012 YTD 2013 YTD 2012 Revenue $68 $57 $191 $163 Adjusted EBITDA * 37 30 9 87 ($ in millions)

17 Q3 2013 YTD 2013 Adjusted EBITDA 103$ 317$ Interest Payments (30) (118) Capital Expenditures (46) (134) Pension and OPEB Payments (34) (52) Dividends from CyrusOne 7 14 Working Capital and Other (10) (48) Free Cash Flow (10)$ (21)$ Free Cash Flow (excluding CyrusOne) 17  Issued $540 million Tranche B Term Loan - proceeds were used in October 2013 to redeem 8 ¼% Senior Notes due 2017 ‒ Expect refinancing to improve 2014 FCF by approximately $20 million ‒ $30 million loss on extinguishment of debt recorded in Q4 2013 ($ in millions)

18 QTD YTD Low High Q3 2013 Q3 2013 $ in millions Fioptics 70$ 75$ 21$ 58$ Maintenance 60 60 18 44 Strategic Business 35 40 5 20 Wireless 15 15 2 12 180$ 190$ 46$ 134$ Full Year 2013 Capital Expenditures (excluding CyrusOne) 18

19 Revised 2013 Guidance 19 Original 2013 Guidance Revised 2013 Guidance Revenue $ 1.2 billion $ 1.2 billion Adjusted EBITDA Approx. $390 million* $400 to $410 million * Plus or minus 2 percent

Appendix

CBB Consolidated Results

Cincinnati Bell℠

($ in millions, except per share amounts)	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Change $	Change %
Revenue	$ 310.8	$ 368.2	$ (57.4)	(16)%
Costs and expenses				
Cost of services and products	159.4	172.3	(12.9)	(7)%
Selling, general and administrative	53.6	72.2	(18.6)	(26)%
Depreciation and amortization	39.8	55.4	(15.6)	(28)%
Restructuring charges	-	0.9	(0.9)	n/m
Gain on sale or disposal of assets, net	(0.2)	(0.6)	0.4	(67)%
Transaction costs	0.5	1.7	(1.2)	(71)%
Asset impairments	-	0.3	(0.3)	n/m
Operating income	57.7	66.0	(8.3)	(13)%
Interest expense	46.7	55.2	(8.5)	(15)%
Loss from CyrusOne equity method investment	1.5	-	1.5	n/m
Other (income) expense, net	(1.2)	0.1	(1.3)	n/m
Income before income taxes	10.7	10.7	-	0%
Income tax expense	1.4	6.8	(5.4)	(79)%
Net income	9.3	3.9	5.4	n/m
Preferred stock dividends	2.6	2.6	-	0%
Net income applicable to common shareowners	$ 6.7	$ 1.3	$ 5.4	n/m
Basic and diluted earnings per common share	$ 0.03	$ 0.01		

* Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

21

22 in millions, except for Leverage ratio As of September 30, 2013 Net Debt 2,203$ Less: CBB Equity value of CONE shares 845 Net Debt - As Adjusted 1,358 Adjusted EBITDA - Revised 2013 Guidance (mid-point) 405$ Leverage - Unadjusted 5.4x Leverage - As Adjusted for CONE investment 3.4x Leverage Position 22 CONE shares owned by CBB 44,476,835 CONE stock price (Sep 30) 19.00$ CBB Equity value of CONE shares 845,059,865$ CBB Equity Value of CONE Shares

23 Issued $540 million Tranche B Term Loan in September 2013  $20 million positive cash flow impact for 2014  Net proceeds of $530 million after deducting discount, fees and expenses  4% Variable interest rate (Libor + 300 with a 1% floor)  0.75% original issue discount  1.0% annual amortization with remainder due 2020 Proceeds used to redeem $500M 8.25% Senior Notes due 2017  $20.6 million of call premiums paid  Recorded a debt extinguishment loss of $30 million in October 2013 23 Recent Refinancing Activity

24 Q3 2013 Q3 2012 Variance % Q3 2013 Q3 2012 Variance % Strategic Voice 16.2$ 13.5$ 2.7$ 20.0% 47.0$ 40.7$ 6.3$ 15.5% Video 14.4 9.5 4.9 51.6% 39.0 25.0 14.0 56.0% Data 34.2 28.4 5.8 20.4% 95.8 81.9 13.9 17.0% Service 28.2 27.2 1.0 3.7% 79.5 78.8 0.7 0.9% Total Strategic 93.0 78.6 14.4 18.3% 261.3 226.4 34.9 15.4% Legacy Voice 66.3 73.6 (7.3) -9.9% 204.5 227.4 (22.9) -10.1% Data 39.0 43.0 (4.0) -9.3% 121.3 130.4 (9.1) -7.0% Service 4.5 5.9 (1.4) -23.7% 14.6 17.7 (3.1) -17.5% Total Legacy 109.8 122.5 (12.7) -10.4% 340.4 375.5 (35.1) -9.3% Integration Service 8.9 10.2 (1.3) -12.7% 26.7 28.9 (2.2) -7.6% Value Added Reseller 50.5 42.8 7.7 18.0% 152.5 126.5 26.0 20.6% Total Integration 59.4 53.0 6.4 12.1% 179.2 155.4 23.8 15.3% Wireless 48.6 58.9 (10.3) -17.5% 152.4 183.3 (30.9) -16.9% Total Revenue* 310.8$ 313.0$ (2.2)$ -0.7% 933.3$ 940.6$ (7.3)$ -0.8% Quarter-to-date Year-to-date 24 Tables may not foot across due to rounding. Revenue View Strategic, Legacy and Integration * Revenue results are presented net of intercompany and exclude the results of CyrusOne

25 25 Voice STRATEGIC LEGACY INTEGRATION  Fioptics  VoIP Services  Access Lines  Long Distance  Prime Advantage  Trunk Advantage Data  Fioptics (Internet)  Wave / DWDM  Private Line  MPLS  Conferencing  Metro Ethernet  Dedicated Internet  DSL  LAN (less than 1.5 Mb)  DSO, DS1, DS3 Video  Fioptics (entertainment) Service  Cloud & Collaboration  Managed Services  Professional Services  Directory Assistance  Rent  Installation  Maintenance VAR  Hardware Revenue Classifications

26 26 Revenue – MD&A Q3 2013 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 4.6$ -$ -$ Entertainment 14.4 - - Data 31.7 - - Long distance and VoIP 12.9 - - Other 2.0 - - Managed & Professional Services - 30.4 - Hardware - - - Total Strategic 65.6 30.4 - 96.0 (3.0) 93.0 Legacy Voice - local service 50.3$ -$ -$ Entertainment - - - Data 47.9 - - Long distance and VoIP 12.9 - - Other 1.6 - - Managed & Professional Services - - - Hardware - - - Total Legacy 112.7 - - 112.7 (2.9) 109.8 Integration Voice - local service 1.7$ -$ -$ Entertainment - - - Data - - - Long distance and VoIP 1.0 - - Other 0.4 - - Managed & Professional Services - 0.9 - Hardware - 56.2 - Total Integration 3.1 57.1 - 60.2 (0.8) 59.4 Wireless - - 49.1 49.1 (0.5) 48.6 Total Revenue 181.4$ 87.5$ 49.1$ 318.0$ (7.2)$ 310.8$ Eliminations 4.2 2.5 0.5 7.2 177.2$ 85.0$ 48.6$ 310.8$ Q3 2013

27 27 Revenue – MD&A Q3 2012 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 3.6$ -$ -$ Entertainment 9.5 - - Data 25.4 - - Long distance and VoIP 12.7 - - Other 1.5 - - Managed & Professional Services - 28.3 - Hardware - - - Total Strategic 52.7 28.3 - 81.0 (2.4) 78.6 Legacy Voice - local service 57.5$ -$ -$ Entertainment - - - Data 51.8 - - Long distance and VoIP 14.1 - - Other 2.5 - - Managed & Professional Services - - - Hardware - - - Total Legacy 125.9 - - 125.9 (3.4) 122.5 Integration Voice - local service 1.9$ -$ -$ Entertainment - - - Data - - - Long distance and VoIP 1.3 - - Other 0.5 - - Managed & Professional Services - 0.5 - Hardware - 49.5 - Total Integration 3.7 50.0 - 53.7 (0.7) 53.0 Wireless - - 59.5 59.5 (0.6) 58.9 Total Revenue 182.3$ 78.3$ 59.5$ 320.1$ (7.1)$ 313.0$ Eliminations 4.8 1.8 0.5 7.1 177.5$ 76.5$ 59.0$ 313.0$ Q3 2012

28 28 Revenue – MD&A YTD Q3 2013 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 13.1$ -$ -$ Entertainment 39.0 - - Data 88.4 - - Long distance and VoIP 37.8 - - Other 5.1 - - Managed & Professional Services - 86.6 - Hardware - - - Total Strategic 183.4 86.6 - 270.0 (8.7) 261.3 Legacy Voice - local service 155.9$ -$ -$ Entertainment - - - Data 148.5 - - Long distance and VoIP 39.4 - - Other 5.6 - - Managed & Professional Services - - - Hardware - - - Total Legacy 349.4 - - 349.4 (9.0) 340.4 Integration Voice - local service 5.4$ -$ -$ Entertainment 0.4 - - Data - - - Long distance and VoIP 3.3 - - Other 0.8 - - Managed & Professional Services - 2.2 - Hardware - 169.2 - Total Integration 9.9 171.4 - 181.3 (2.1) 179.2 Wireless - - 154.1 154.1 (1.7) 152.4 Total Revenue 542.7$ 258.0$ 154.1$ 954.8$ (21.5)$ 933.3$ Eliminations 12.8 7.0 1.7 21.5 529.9$ 251.0$ 152.4$ 933.3$ YTD Q3 2013

29 29 Revenue – MD&A YTD Q3 2012 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 9.8$ -$ -$ Entertainment 25.0 - - Data 72.6 - - Long distance and VoIP 38.9 - - Other 5.3 - - Managed & Professional Services - 82.5 - Hardware - - - Total Strategic 151.6 82.5 - 234.1 (7.7) 226.4 Legacy Voice - local service 178.0$ -$ -$ Entertainment - - - Data 156.8 - - Long distance and VoIP 43.3 - - Other 7.5 - - Managed & Professional Services - - - Hardware - - - Total Legacy 385.6 - - 385.6 (10.1) 375.5 Integration Voice - local service 5.9$ -$ -$ Entertainment 0.6 - - Data - - - Long distance and VoIP 3.9 - - Other 0.8 - - Managed & Professional Services - 1.3 - Hardware - 145.0 - Total Integration 11.2 146.3 - 157.5 (2.1) 155.4 Wireless - - 185.0 185.0 (1.7) 183.3 Total Revenue 548.4$ 228.8$ 185.0$ 962.2$ (21.6)$ 940.6$ Eliminations 14.5 5.4 1.7 21.6 533.9$ 223.4$ 183.3$ 940.6$ YTD Q3 2012